SUPPLEMENT DATED APRIL 3, 2018
  TO

PROSPECTUS DATED APRIL 30, 2010
FOR PREFERRED ADVISOR

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
 KMA VARIABLE ACCOUNT

This supplement contains information about the Columbia Variable Portfolio - Select International Equity Fund (the "Fund") that is available under your Contract.

On May 1, 2018, the Fund will change its name to Columbia Variable Portfolio - Overseas Core Fund.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.